Other Intangible Assets, Net	12 Months Ended
Dec. 31, 2019
Other Intangible Assets [Abstract]
Other Intangible Assets, Net

Note 8. Other Intangible Assets, Net

Other intangible assets consisted of the following:

	December 31, 2019			December 31, 2018
	Carrying Amount,		Net	Carrying Amount,		Net
	Net of	Accumulated	Book	Net of	Accumulated	Book
	Impairment	Amortization	Value	Impairment	Amortization	Value
	U.S. $ in thousands
Developed technology	$299,100	$(252,136)	$46,964	$299,100	$(236,375)	$62,725
Patents	15,142	(7,067)	8,075	10,127	(5,752)	4,375
Trademarks and trade names	25,991	(19,966)	6,025	26,212	(19,067)	7,145
Customer relationships	102,936	(76,813)	26,123	102,984	(70,353)	32,631
Capitalized software development costs	18,630	(18,489)	141	19,540	(19,142)	398
	$461,799	$(374,471)	$87,328	$457,963	$(350,689)	$107,274

Amortization expense

Amortization expense relating to intangible assets for the years ended December 31, 2019, 2018 and 2017, was approximately $25.2 million, $32.4 million and $35.0 million, respectively. The decrease in amortization expense in 2019 was primarily due to change in the estimated useful lives of certain intangibles assets as of December 31, 2018.

As of December 31, 2019, estimated future amortization expense relating to definite life intangible assets for each of the next five years and thereafter were as follows:

Estimated amortization
expense
Year ending December 31,	(U.S. $ in thousands)
2020	$24,792
2021	24,667
2022	24,598
2023	7,662
2024	3,605
Thereafter	2,004
Total	$87,328

During the years ended December 31, 2018 and 2017, the Company recorded impairment charges of $2.2 million in each of the two years, related to its definite life intangible assets. No impairment charges were recorded during 2019.